Exhibit 10.39

SPRINGING

PLEDGE AND SECURITY AGREEMENT

This Springing Pledge and Security Agreement (the "Pledge Agreement") dated as of March 14, 2006, by and between FIRST ALBANY COMPANIES INC., a New York corporation, with its principal office and place of business as of the date hereof at 677 Broadway, Albany, New York 12207 (the "Borrower" or “Pledgor”), and KEYBANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, with an office for the transaction of business as of the date hereof at 66 South Pearl Street, Albany, New York, 12207 (the "Bank" and “Pledgee”).

W  I  T  N  E  S  S  E  T  H :

WHEREAS, Pledgor owns, on and as of the date of this Pledge Agreement, 1,116,290 shares of common stock, $.01 par value per share of iRobot Corporation, a Delaware corporation (the “Company”), which shares (including any certificate (s) and/or other tangible evidences thereof) are more specifically described in Exhibit "A" hereto and made a part hereof; and

WHEREAS, pursuant to that certain Loan Agreement Re: $11,000,000 Term Loan dated as of the date hereof between the Pledgor and Pledgee (the “Loan Agreement”), Pledgee has established a Term Loan in an amount up to the 2006 Term Loan Commitment Amount available to the Pledgor (the “Loan”) and make advances thereunder; and

WHEREAS, Pledgee is willing to extend such financing, but only on the condition, among others, that Pledgor shall first have executed and delivered to Pledgee this Springing Pledge and Security Agreement.

NOW, THEREFORE, in consideration of such financing and for other good and valuable consideration exchanged between the parties hereto, the receipt and sufficiency of which is hereby acknowledged, Pledgor and Pledgee agree as follows:

1.

Defined Terms.   Unless otherwise defined herein, terms defined in the Loan Agreement shall have that meanings ascribed therein.

2.

Pledge and Delivery.

(a)

To secure the prompt and complete payment and performance of (i) all Obligations, as defined in the Loan Agreement, including, but not limited to all obligations and/or indebtedness due under or evidenced or contemplated by the Loan Documents, the 2006 Term Note, the “loan documents” as defined in the 2004 Loan Agreement, the “loan documents” as defined in the 2005 Loan Agreement, the 2005/2004 Term Loan Mandatory Prepayment, and all modifications, extensions, renewals and replacements thereof; (ii) every liability, now or hereinafter owing to Bank by Borrower under and pursuant to those credit facilities (the "Credit Facilities”) established for the Borrower by the Bank under and pursuant to the Loan Agreement, the 2005 Loan Agreement and/or the 2004 Loan Agreement, and all amendments, modifications, renewals and replacements of the foregoing; (iii) every other liability, now or hereafter owing to Bank by Borrower, including, without limitation, every liability, whether owing by only Borrower or by Borrower with one or more others in a several, joint or joint and several capacity, whether owing absolutely or contingently, whether created by note, overdraft, guaranty of payment or other contract or by a quasi-contract, tort, statute or other operation of law, whether incurred directly to Bank or acquired by Bank by purchase, pledge or otherwise and whether participated to or from Bank in whole or in part; (iv) all costs and expenses, including attorneys’ fees, incurred by Bank in connection with the collection of any portion of the indebtedness described in (i) and (ii) hereof; and (v) the payment of all other sums, with interest thereon, advanced in accordance with the terms of this Agreement, the Loan Agreement and all other documents, instruments and agreements held by the Bank in connection with the Obligations and/or pursuant to the terms of the “loan documents”, as defined in the Loan Agreement, the 2005 Loan Agreement or the 2004 Loan Agreement, to protect the security of this Agreement and the performance of the covenants and agreements of Borrower contained in this Agreement and the other Loan Documents (the obligations referenced or encompassed within (i) – (v) are referred to herein as the “Secured Obligations”), Pledgor hereby effective as of the Lockup Letter Restricted Period Expiration Date (such day being referred to herein as the “Effective Date”) pledges, assigns, delivers and transfers to Pledgee, and grants Pledgee a continuing first priority security interest in 1,116,290 shares of Common Stock, as described in Exhibit "A" attached hereto, together with all proceeds of such shares (to include all dividends and other distributions payable thereunder) and any securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all instruments or writings representing them (such shares, certificates and other writings and all proceeds being hereinafter collectively called the “Pledged Shares”).

(b)

On the Effective Date, Pledgor shall either (i) deliver to Pledgee the certificate(s) and/or other instruments and documents evidencing all of the Pledged Shares issued as Certificated Securities or (ii) as to the Pledged Shares which are issued as Uncertificated Securities, effectuate and deliver one or more fully executed Control Agreements by the Borrower, Bank and applicable Institution, pursuant to which the Bank, subject to the rights of the Borrower to delivery an entitlement order for the sale of such Pledged Shares to the limited extent as contemplated and permitted by section 2.04(b)(ii) of the Loan Agreement, shall obtain control of the Pledged Shares so held and be authorized without notice to and/or the consent of the Borrower to effectuate the Disposition thereof pursuant to the terms of this Pledge Agreement and the other Loan Documents.  Upon delivery of Security Certificates pursuant to sub provision (i) hereof to Pledgee, the certificates representing the Pledged Shares shall be accompanied by undated, duly executed stock powers endorsed by Pledgor in blank, signature guarantee and by such other instruments or documents as Pledgee or its counsel shall reasonably request.

(c)

On or before the Effective Date, the Pledgor shall use its best efforts to take all actions necessary, including, but not limited to (i) the removal of any and all legends, including the Legend, from each Security Certificate evidencing one or more of the Pledged Shares and (ii) the reissuance of Security Certificates for the Pledged Shares free of the Legend or any other restriction on the marketability of such shares, to enable (i) the Pledgor and (ii) the Pledgee to sell any and all of the Pledged Shares issued as Certificated Securities, without the need to take any other action to sell the Pledged Shares.

3.

Pledgor’s Representations, Warranties and Covenants.

(a)

Pledgor represents and warrants that (i) Pledgor has the right, power and authority to execute, deliver and perform this Pledge Agreement and to pledge, assign, deliver, transfer and grant a security interest in the Pledged Shares as of the Effective Date; (ii) when executed and delivered by Pledgor, this Pledge Agreement will be a legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms; (iii) Pledgor has good title to the Pledged Shares (and is the legal record and beneficial owner of each of the Pledged Shares), free and clear of all encumbrances except the Lockup Letter; (iv) each of the Pledged Shares is duly and validly issued and fully paid and non-assessable, and there are no restrictions on the transfer of any thereof, other than as may be imposed under the Lockup Letter; and (v) no action other than (a) the delivery of Security Certificate(s) for the Pledged Shares issued as certificated securities to, and the continued possession or control by, Pledgee or any of its agents or nominees or (b) execution and delivery of a Control Agreement pursuant to which the Bank, subject to the rights of the Borrower to delivery an entitlement order for the sale of such Pledged Shares as contemplated and permitted by the Loan Agreement, shall obtain control of the Pledged Shares issued as uncertificated securities, is necessary to maintain a perfected, first-priority security interest in such Pledged Shares in favor of Pledgee.

(b)

Pledgor covenants and agrees that (i) it will at its expense defend both its own rights and interests and Pledgee’s rights and security interest in and to the Pledged Shares against the claims and demands of all other persons; and (ii) it will do such acts and execute and/or deliver to Pledgee such further conveyances, agreements, assignments, legal opinions, instruments and other writings, and will obtain all such governmental consents and corporate approvals and will take such further action, as Pledgee may request from time to time in order to obtain the full benefit of this Pledge Agreement, the Pledged Shares, and the rights, powers and remedies granted to Pledgee hereunder.  Pledgor further covenants and agrees that until this Pledge Agreement has been terminated, Pledgor will not (x) except as permitted by section 2.04(b)(ii) of the Loan Agreement and in accordance with and not in violation of any of the other Loan Documents or (y) without the prior written consent of the Pledgee, sell, assign, transfer, exchange or otherwise temporarily or permanently dispose of any of the Pledged Shares, or offer or contract to do so, and will not without such consent create, incur, assume or permit to exist any security interest, pledge, claim or other charge or encumbrance on or with respect to any such item other than the security interest granted to Pledgee hereunder.

4.

Names in which Pledged Shares May be Registered Denominations.  At any time following the occurrence of an Event of Default and from time to time thereafter, (i) Pledgee shall have the right (in its sole and absolute discretion) to hold any and all of the Pledged Shares in its own name, the name (s) of one or more of its nominees or the name of Pledgor endorsed or assigned in blank or in favor of Pledgee or as contemplated by the Control Agreement, (ii) with respect to any of the Pledged Shares which Pledgee wishes to hold in its name or the name of any nominee, Pledgee (acting in its own name and capacity or as Pledgor’s attorney-in-fact pursuant to the power of attorney granted to Pledgee in Section 6 hereof) may have such Pledged Shares registered accordingly on the books of the issuer (s) thereof, and Pledgor shall cooperate fully with Pledgee in causing such issuer (s) to effect such transfer and registration and (iii) Pledgee shall have the right to exchange the certificates representing the Pledged Shares for certificates of smaller or larger denominations for any purpose consistent with this Pledge Agreement.

5.

 Voting Rights; Dividends, Etc.

(a)

So long as no Event of Default shall have occurred and be continuing:

(i)

Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Shares for any purpose not inconsistent with (a) the provisions of this Pledge Agreement and the Note and (b) the preservation of the value of and Pledgee’s security interest in the Pledged Shares.

(ii)

If any or all of the Pledged Shares shall have been registered in the name (s) of Pledgee and/or any of its nominees, Pledgee shall execute and deliver to Pledgor, or cause to be so executed and delivered, all such proxies, powers of attorney, dividend orders and such other instruments and writings as Pledgor may reasonably request to enable it, subject to the provisions of Section 6(b) hereof, to exercise the rights and powers to which it is entitled under the provisions of paragraphs (i) of this Section 5(a).

(b)

Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and consensual rights and powers described in paragraph (i) of Section 5(a) hereof shall cease, and all such rights shall thereupon become vested in Pledgee; provided however, that Pledgor may thereafter continue to exercise any and all such voting and consensual rights and powers until such time as Pledgee shall notify Pledgor in writing that Pledgee intends to assume and exercise the same.

(c)

Any cash dividends or other distributions of any kind whatsoever received by the Pledgor, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock of the issuer or received in exchange for Pledged Shares or any part thereof or as a result of any merger, consolidation, acquisition or otherwise, shall be and become part of the Pledged Shares pledged hereunder and shall immediately be delivered to the Pledgee to be held subject to the terms hereof provided if such dividends or distributions are monies, they shall be held by the Bank as Cash Collateral pursuant to the Loan Agreement and the Pledge Agreement (Deposit Account).  Any and all money and other property received by Pledgor contrary to the provisions of this Section 5 shall be held by Pledgor in trust for Pledgee, shall be segregated by Pledgor from Pledgor’s other funds and property and shall promptly be delivered to Pledgee in exactly the form received by Pledgor, except for any necessary endorsements.

6.

 Pledgee Appointed as Pledgor’s Attorney-in-Fact.  Pledgor hereby appoints Pledgee as Pledgor’s attorney-in-fact with full power in Pledgor’s place and stead, in Pledgor’s name or its own name and at Pledgor’s expense, to execute, endorse and deliver any and all agreements, assignments, pledges, instruments and any other writings, and to take any and all other actions, which Pledgee may deem necessary or desirable to carry out the terms and effect the purposes of this Pledge Agreement and to exercise fully its rights and remedies hereunder.  Pledgee may delegate any and all of such power to any of its officers. directors, employees, agents, nominees and other representatives (hereinafter collectively called “Representatives”) and to have any such Representative (s) exercise any such delegated power as substitute (s) for Pledgee.  Pledgor hereby ratifies all that Pledgee and all such Representatives shall lawfully do or cause to be done under this power of attorney, which power is coupled with an interest and shall be irrevocable until this Pledge Agreement has been terminated.

7.

Pledgee’s Rights to Perform for Pledgor.  If Pledgor shall at any time fail to perform or comply with any of its covenants and agreements hereunder, Pledgee may (but shall not be required or obligated to) take such action, in its own name and capacity or as Pledgor’s attorney-in-fact, as Pledgee shall deem necessary or desirable to effect such performance or compliance.

8.

Limitation of Pledgee’s Liability; Reimbursement of Expenses.

(a)

Pledgor agrees that Pledgee shall have no obligation to take, or refrain from taking, any action with respect to the Pledged Shares or Pledgor’s rights and interests therein except with respect to (i) the preservation and return of the Pledged Shares in its possession as and to the extent provided, respectively, in Section 16 thereof; and (ii) the execution and delivery to Pledgor of certain instruments and other writings as and when required under Section 5(a) (ii) hereof.  Pledgor further agrees that neither Pledgee not any of its Representatives shall have any liability to Pledgor, or to any person claiming rights against Pledgee by, through or under Pledgor, in any way arising out of or in connection with Pledgee’s or any such Representative’s administration of this Pledge Agreement or its exercise of any if its rights, power and remedies hereunder except for (i) Pledgee’s or any such Representative’s failure to take, within ten (10) days after written notice from the Pledgor, any of the actions referenced in the first sentence of this Section 8(a), or (ii) its failure to exercise reasonable care in the physical custody of the Pledged Shares, or (iii) its gross negligence or willful misconduct.

(b)

Pledgor shall pay or reimburse Pledgee on demand for all costs and expenses (including without limitation reasonable attorneys’ fees and expenses) paid or incurred by Pledgee in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of the Pledged Shares and any authorized collection from, disposition of or other realization on any item (s) thereof, and (iii) the exercise and enforcement of any of Pledgee’s rights, powers and remedies hereunder, including without limitation its right to perform Pledgor’s covenants and agreements hereunder to the extent Pledgor fails to do so.  Until any reimbursement of costs or expenses required under this Section 8 is received by Pledgee in cash or immediately available funds, the amount thereof shall bear interest at the rate specified in the Note for delinquent payments, and such amount and such interest shall constitute part of the obligations secured by the Pledged Shares.

9.

Default.  The Pledgor shall be in default hereunder upon the Pledgor’s failure to timely do all things required to be done by it hereunder, or upon the occurrence of any Event of Default as set forth in the Loan Agreement.

10.

Remedies.

(a)

If an Event of Default has occurred and is continuing, Pledgee may at any time and from time to time exercise any and all rights and remedies available to it (i) hereunder,  and under the Note or any other Loan Document, including without limitation those rights and remedies set out in subsections (b) through (f) of this Section 10, and (ii) as a Bank under the Uniform Commercial Code as then in effect in the State of New York (the “Code”) and under any other applicable law or rule of law or equity.  Should Pledgee elect to proceed by action at law or in equity to foreclose its security interest in and sell any or all of the Pledged Shares, Pledgor waives (to the extent permitted by law) any rights it may then have in connection therewith to require Pledgee to post bonds, sureties or collateral security, to demand possession of any such Pledged Shares pending judgment therein or to exercise any rights of redemption.

(b)

To the extent permitted by applicable federal and state securities laws, Pledgee may sell, assign, transfer, endorse and deliver all or, from time to time any part, of the Pledged Shares at public or private sale, over the counter or at any broker’s board or securities exchange, for cash, on credit or in exchange for other property, for immediate or future delivery, without advertisement or notice (except as provided in this subsection), and for such price and on such terms as Pledgee deems appropriate subject to the terms hereof or as otherwise provided in the Code or any other applicable law.  Any person may be the purchaser of all or any portion of the Pledged Shares sold and thereafter hold the same absolutely free from any claim or right of whatever kind, including any equity of redemption of Pledgor; any such demand, notice, claim, right or equity being hereby expressly waived and released.  Pledgor agrees that to the extent notice of the time and place of any such public sale, or of the time after which Pledgee intends to make any such private sale or other disposition, is required under the Code, such notice shall be deemed commercially reasonable if transmitted by any of the means described in the Loan Agreement not less than 10 days prior thereto.  Pledgee shall not be obligated to effect any sale of any or all of the Pledged Shares, whether or not notice thereof has been given, and may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may be held without further notice at the time and place to which it was so adjourned.

(c)

At any such private or public sale, Pledgee shall be entitled to bid for and/or purchase the Pledged Shares then being sold and may pay the price thereof by credit against the obligations secured hereby then outstanding.  Any purchaser of any item (s) of the Pledged Shares (including Pledgee) shall take such item (s) free from any right or claim of Pledgor, and Pledgor hereby waives, to the extend permitted by the Code and other applicable law, all rights of redemption and/or to any stay, exemption or appraisal which Pledgor now has or may hereafter acquire.

(d)

Pledgor agrees and acknowledges that Pledgee shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act even if the issuer would agree to do so.  Pledgor further agrees and acknowledges that in order to comply with applicable federal and state securities laws without effecting such registration, Pledgee may be required (i) to sell or otherwise dispose of any security at one or more private rather than public sales and (ii) to limit the prospective purchasers at such sale (s) to persons who will represent and agree that they are purchasing the securities they intend to acquire for their own account for investment and not with a view to the distribution or sale thereof, and who will be compelled to accept stringent restrictions on their ability to dispose of such securities.  Accordingly, Pledgor agrees that (i) Pledgee shall not incur any liability to Pledgor by reason of the fact that the price obtained for any or all the Pledged Shares at such private sale (s) to investors restricted as provided above may be less than the price which might be obtained therefore at a public sale or unrestricted private sale and (ii) any and all private sales shall be deemed commercially reasonable even of (a) the amount received is less than the then outstanding amount due on the obligations secured hereby and/or (b) even if Pledgee accepts the first offer received unless the sale in question is conducted in bad faith or in a manner manifestly unreasonable for sales of that type.

(e)

In the case of any sale by the Pledgee of any of the Pledges Shares on credit or for future delivery, such Pledged Shares may be retained by the Pledgee until the selling price is paid by the purchaser(s) thereof, but the Pledgee shall incur no liability in case of failure of the purchaser to take up and pay for such item(s).  In case of any such failure, such item(s) may be sold again upon notice, to the extent required by law, as provided in subsection (b) of this Section 10.

(f)

The proceeds of the sale or other disposition of the Pledged Shares shall be applied: (i) first to all costs and expenses including reasonable attorneys fees, incurred by the Pledgee in exercising its rights hereunder, under the Note and under the other Loan Documents and in  preparing for and disposing of the Pledged Shares, whether or not any action or proceeding is commenced, including those incurred in any bankruptcy or insolvency proceeding, (ii) second to the payment of any late charges and accrued and unpaid interest, and (iii) third to the principal due under the Note and the other obligations secured hereby.  Any surplus shall be paid to the Pledgor, and the Pledgor shall remain liable for any deficiency.

11.

Marshalling.  The Pledgee shall not be required to marshall any present or future security for (including but not limited to this Pledge Agreement and the Pledged Shares pledged hereunder), or guaranties of, the obligations secured hereby or any of them, or to resort to such security or guaranties in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Pledgee’s rights under this Pledge Agreement or under any other instrument evidencing any of the obligations secured hereby or under which any of the obligations secured hereby are outstanding or by which any of the obligations secured hereby are secured or guaranteed, and to the extent that it lawfully may the Pledgor hereby irrevocably waives the benefits of all such laws.

12.

Pledgor’s Obligations Not Affected.  The obligations of the Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by: (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Pledgor; (b) any exercise or non-exercise, or any waiver, by the Pledgee of any right, remedy, power or privilege under or in respect of any of the obligations secured hereby or any security thereof (including this Pledge Agreement); (c) any amendment to or modification of any instrument or agreement evidencing or securing any of the obligations secured hereby; or (d) the taking of additional security for, or any guaranty of, any of the obligations secured hereby or the release or discharge or termination of any security or guaranty for any of the obligations secured hereby, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

13.

Pro-Rate Security.  All amounts owing with respect to the obligations secured hereby shall be equally and ratably secured by, and proportionately entitled to the benefits of, the Pledged Shares, provided that the costs, fees and expenses of the Pledgee in enforcing his rights hereunder shall constitute a first claim on the Pledged Shares and be entitled to priority over all other obligations in respect of all distributions of any proceeds from any portion of the Pledged Shares.

14.

Amendments, Etc.  No provision of this Pledge Agreement may be amended, modified, supplemented or waived, and no consent to any departure therefrom by Pledgor may be given, except by a writing duly executed and delivered by Pledgee, and any such amendment, etc. shall be effective only as and to the extent provided therein.

15.

Cumulative Remedies; No Waivers by Pledgee.  All rights, powers and remedies of the Pledgee (i) under this Pledge Agreement, the Note, and the other Loan Documents, and (ii) under the Code and other applicable law, are cumulative and except as otherwise provided by law or in such agreements may be exercised concurrently or in any order of succession.  Pledgee’s failure to exercise or delay in exercising any of such rights, powers and remedies shall not constitute or imply a waiver thereof, nor shall Pledgee’s single or partial exercise of any such right, power or remedy preclude its other or further exercise thereof, or the exercise of any other right, power or remedy.  Pledgee’s cure of any Event of Default shall not constitute a waiver thereof, and its waiver of one Event of Default shall not constitute a waiver of any subsequent Event of Default.

16.

Pledgor’s Waivers.  Pledgor agrees that as of the Effective Date, Pledgee’s security interest in the Pledged Shares shall be absolute and unconditional regardless of the existence or occurrence of, and expressly waives any defense or discharge which might otherwise arise from, any of the following:

(i)

any lack of validity or enforceability of this Pledge Agreement, the Note or any other Loan Documents;

(ii)

any change in the time, manner or place of payment of, or in any other terms of the Note or the other Loan Documents, or any other amendment or waiver of, or any consent to departure from, this Pledge Agreement, the Note or any other Loan Document;

(iii)

any exchange, release or non-perfection of any other collateral, or any release, amendment or waiver of, or consent to departure from any guaranty, for any or all of the Note;

(iv)

Pledgee’s resort, during the continuation of an Event of Default, to any or all of the Pledged Shares for payment of all or part of the obligations secured hereby prior to proceeding against any other collateral or any other party primarily or secondarily liable or payment thereof; or

(v)

to the extent permitted by law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the obligations of the Pledgor under this Pledge Agreement, the Note or any other Loan Document.

17.

Termination; Release of Pledged Shares.  This Pledge Agreement and the security interest granted hereunder shall terminate upon payment in full of all amounts due the Bank under the 2006 Term Loan, the 2006 Term Note, the Loan Documents and the Loan Agreement, including, but not limited to, the 2005/2004 Term Loan Mandatory Prepayment; provided, however, that following the occurrence of an Event of Default, this Pledge Agreement and the security interest granted hereunder shall not terminate until payment in full of all amounts due the Bank under the 2006 Term Loan, the 2006 Term Note, the Loan Documents and the Loan Agreement, including, but not limited to, the 2005/2004 Term Loan Mandatory Prepayment, and the payment in full of all Secured Obligations.  Pledgee shall thereupon reassign and redeliver (or cause to be reassigned and redelivered) to Pledgor or such person(s) as Pledgor shall designate, against due execution and delivery by Pledgor or such person(s) of a receipt therefor satisfactory to Pledgee in form and substance, such items of the Pledged Shares (if any) as are then held by Pledgee or its representatives, including, but not limited to, any Institution under any Control Agreement, together with appropriate instruments of reassignment and release.  Any such reassignment shall be without recourse to or warranty by Pledgee or any such representative and at the expense of Pledgor.

18.

No Transfer Prior to the Lockup Letter Restricted Period Expiration Date.  Anything in this Agreement to the contrary notwithstanding, the pledge and security interest contemplated hereby shall not come into effect, and the Pledgee shall have no rights whatsoever with respect to the Collateral, until the occurrence of the Lockup Letter Restricted Period Expiration Date (but such pledge and security agreement and such rights of the Pledgee shall be deemed to take effect automatically upon the occurrence of the Lockup Letter Restricted Period Expiration Date); and nothing herein shall be deemed to constitute a transfer or other disposition of any of the Pledged Shares or any right, title or interest therein or thereto until the occurrence of the Lockup Letter Restricted Period Expiration Date.

19.

Notices.  All notices, requests, directions, consents, waivers and other communications hereunder shall be in writing and shall be transmitted by the means and to the addresses from time to time specified in the Loan Agreement.

20.

Binding Agreement; Assignment.  This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective, heirs successors and assigns; provided however, that Pledgor shall not assign or otherwise transfer any of its obligations, rights or interests hereunder without the prior written consent of Pledgee.

21.

Waiver of Jury Trial.  THE PLEDGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE, IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED, ARISING OUT OF OR IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY MATTERS RELATED THERETO.

22.

Governing Law; Consent to Jurisdiction; Severability.  THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN NEW YORK.  THE PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT WITHIN THE STATE OF NEW YORK OR, AT THE OPTION OF THE PLEDGEE, ANY COURT IN WHICH THE PLEDGEE DECIDES TO INITIATE LEGAL OR EQUITABLE PROCEEDINGS CONCERNING THIS AGREEMENT OR ANY MATTERS RELATED THERETO IN WHICH THE COURT HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY; AND TO THE EXTENT PERMITTED BY LAW, THE PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS OF THE PAPERS ISSUED THEREIN AND AGREES THAT SERVICE MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE PLEDGOR’S ADDRESS FROM TIME TO TIME SPECIFIED IN OR PURSUANT TO THE LOAN AGREEMENT.  Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

23.

Titles; Counterparts.  Section titles are for convenience only and shall not define, limit, amplify, supplement or otherwise modify or affect the substance or intent of this Pledge Agreement or any provision hereof.  This Pledge Agreement may be executed in two or more counterparts, each of which shall when executed by both parties be deemed to be an original but all of which together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed as of the day, month and year first above written.

Pledgor/Borrower:

FIRST ALBANY COMPANIES INC.

By: /s/ Paul Kutey

Name: Paul Kutey

Title: CFO

Pledgee/Bank:

KEYBANK NATIONAL ASSOCIATION

By:__________________________

Name:

Title:

STATE OF NEW YORK  )

COUNTY OF ALBANY   )  ss.:

On this     day of _______, 2006, before me, the undersigned, personally appeared ________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

   /s/

Notary Public-State of New York

STATE OF NEW YORK  )

COUNTY OF ALBANY   )  ss.:

On this     day of _______, 2006, before me, the undersigned, personally appeared ________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public-State of New York